UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2005

American Casino & Entertainment Properties LLC

(Exact name of registrant as specified in its charter)

Delaware	333-118149	20-0573058

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Las Vegas Boulevard South, Las Vegas, NV		89104

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 383-5242

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

     Item 2.02 Results of Operations and Financial Condition.

Section 7 – Regulation FD

     Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On March 15, 2005, American Casino & Entertainment Properties LLC (“ACEP”) issued a press release setting forth ACEP’s full year 2004 financial results. A copy of ACEP’s press release is attached as Exhibit 99.1.

Exhibit Index

99.1	Press Release dated March 15, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC (Registrant)

	By:	/s/ Denise Barton

Denise Barton Senior Vice President, Chief Financial Officer, Secretary and Treasurer
Date: March 15, 2005

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